Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.5%)
Canada (4.5%)
	Bank of Nova Scotia	524,177	26,165
	BCE Inc.	335,294	16,116
			42,281
France (7.2%)
	Cie Generale des Etablissements Michelin SCA	846,324	26,953
	L'Oreal SA	42,783	20,447
	Schneider Electric SE	115,063	20,066
			67,466
Hong Kong (2.8%)
	AIA Group Ltd.	2,412,119	26,261
Japan (4.6%)
	Recruit Holdings Co. Ltd.	988,900	27,742
	Mitsubishi UFJ Financial Group Inc.	2,431,300	15,219
			42,961
Netherlands (9.5%)
*	DSM-Firmenich AG	226,194	29,600
	ING Groep NV	1,918,659	23,796
	ASML Holding NV	29,603	18,786
	Wolters Kluwer NV	133,063	17,630
			89,812
Singapore (2.3%)
	DBS Group Holdings Ltd.	888,587	21,957
Spain (5.8%)
	Industria de Diseno Textil SA	843,509	28,997
	Iberdrola SA (XMAD)	2,014,452	26,104
			55,101
Switzerland (3.7%)
	Novartis AG (Registered)	345,027	35,294
Taiwan (3.5%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,031,163	33,261
United Kingdom (9.8%)
	National Grid plc	2,286,218	32,780
	GSK plc	1,379,645	24,879
	Compass Group plc	680,481	17,952
	Diageo plc	367,914	16,783
			92,394

			Shares	Market Value ($000)
United States (43.8%)
		Microsoft Corp.	192,943	59,284
		Visa Inc. Class A	142,815	33,237
		Prologis Inc.	254,727	31,904
*		Edwards Lifesciences Corp.	359,859	31,660
		Texas Instruments Inc.	177,103	29,612
		Home Depot Inc.	96,328	28,950
		Merck & Co. Inc.	240,027	27,716
		Cisco Systems Inc.	555,859	26,264
		Northern Trust Corp.	311,806	24,371
		Ecolab Inc.	136,081	22,840
		Colgate-Palmolive Co.	259,270	20,690
		Deere & Co.	50,329	19,025
		Progressive Corp.	122,642	16,728
		Accenture plc Class A	58,753	16,468
		Trane Technologies plc	78,519	14,590
		Automatic Data Processing Inc.	48,730	10,721
				414,060
Total Common Stocks (Cost $812,697)				920,848
		Coupon
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[1]	Vanguard Market Liquidity Fund (Cost $21,151)	4.853%	211,550	21,153
Total Investments (99.7%) (Cost $833,848)				942,001
Other Assets and Liabilities—Net (0.3%)				2,773
Net Assets (100%)				944,774
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	456,341	—	—	456,341
Common Stocks—Other	—	464,507	—	464,507
Temporary Cash Investments	21,153	—	—	21,153
Total	477,494	464,507	—	942,001